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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 5, 1996

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of February 1, 1996, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1996-Q1)



                          DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       33-77722               13-3460894
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)


            140 Broadway
            New York, New York                              10005
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  EXHIBIT NO.               DESCRIPTION

                  4.1 Pooling and Servicing Agreement, dated as of February 1, 1996, among DLJ Mortgage Acceptance Corp., as depositor, Temple-Inland Mortgage
                                            Corporation, as master servicer, and
                                            Bankers Trust Company, as trustee,
                                            Mortgage Pass-Through Certificates,
                                            Series 1996-Q1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DLJ MORTGAGE ACCEPTANCE CORP.

                                    By:     /s/      Paul Najarian
                                    Title:           Vice President


Dated:  March 5, 1996

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DLJ MORTGAGE ACCEPTANCE CORP.



                                    By:
                                    Title:

Dated:  March 5, 1996

                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION                                                            FORMAT

4.1                            Pooling and Servicing Agreement, dated as of                           P*
                               February 1, 1996, among DLJ Mortgage Acceptance
                               Corp., as depositor, Temple-Inland Mortgage
                               Corporation, as master servicer, and Bankers Trust
                               Company, as trustee, Mortgage Pass-Through
                               Certificates, Series 1996-Q1.


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* The Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.